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                                                                   Exhibit 10.aa

                               THIRD AMENDMENT TO
                     HUFFY CORPORATION MASTER BENEFIT TRUST
                              AGREEMENT AS RESTATED
                     --------------------------------------

WHEREAS, Huffy Corporation (the "Company") and Bank One Trust Company, N.A. (the "Trustee") entered into a Master Benefit Trust Agreement as Restated, effective June 9, 1995 (the "Agreement");

WHEREAS, the Company and the Trustee desire to amend the Agreement;

NOW, THEREFORE, the Company and the Trustee adopt the following Amendment to the Agreement, effective August 20, 1998:

1.    SCHEDULE B. Schedule B is hereby amended to include the following plan:
      Master Deferred Compensation Plan, effective August 20, 1998.

2. AFFIRMATION. Except as set forth in this Amendment and as amended effective June 2, 1998, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to be executed as of the date first written above.

                                      HUFFY CORPORATION

                                      By:  /s/ Nancy A. Michaud
                                         --------------------------------------
                                      Its: Vice President
                                          -------------------------------------

                                      BANK ONE TRUST COMPANY, N.A.

                                      By:  /s/ Louis W. Feldmann III
                                         --------------------------------------
                                      Its: Vice President
                                          -------------------------------------